SOCIAL ECOMMERCE PLATFORM
To monetize a multi billion global youth market

Safe Harbor Statement
All statements in this presentation other than statements of historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon our current expectations and speak only as of the date hereof. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause our actual results, events or financial position to differ materially and adversely from those expressed in such forward-looking statements. Such factors include, but are not limited to, our ability to raise additional capital, the absence of any operating history or revenue, our ability to attract and retain qualified personnel, our dependence on third party developers who we can not control, our ability to develop and introduce a new service to the market, market acceptance of our services, legislative, regulatory and competitive developments addressing licensing and enforcement of patents and/or intellectual property, general economic conditions,  as well as other factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission, and other filings with the
Securities and Exchange commission and other public documents and press releases.

PCI DSS COMPLIANT

COPPA Compliant

TRUSTe CERTIFIED PRIVACY

ESRB KIDS PRIVACY CERTIFIED

ESRB PRIVACY CERTIFIED for EU

Ecommerce for the Youth Market
Virtual Piggy allows kids to safely spend, save and
 give online while under full parental control
COPPA and the FTC
• Virtual Piggy from its inception has designed the platform to work alongside the Children’s Online Privacy Protection Act
• The Virtual Piggy platform exceeds the current COPPA rulings to provide a system that protects the youth’s identity at all times
• The Virtual Piggy solution meets all US and European privacy standards
TRUSTe and ESRB
• Virtual Piggy has been certified by both the TRUSTe and ESRB FTC approved Safe Harbor Programs

Investor Highlights
Unique & First to Market
Only technology that legally allows U13 to purchase goods
online
Allows U21s to purchase without credit cards in simple,
parent approved manner
Over 120 Merchants on Board
High Barriers to Entry
VPIG: two years perfecting the solution, creating patents for core technology
PCI DSS level 1 & COPPA Compliant
Certified by the TRUSTe, an FTC approved safe harbor
company
Huge Addressable Market
Huge Market - U18’s spend over $200 Billion per year in the
United States
Big spending and influencing power
International market has same concerns around youth
spending - similar size
Highly Attractive Market
E-Commerce growing and most important sector for all major
retailers
VPIG delivers the highly marketable U18’s to world’s largest retailers
Major companies focused on global U18 market
Rapid Revenue & Profitability Potential for a Major Corporation
Market and gain reasonable penetration with the 1
Major global corporation could use the technology and
Billion U18’s globally
drive rapidly to a 5% market share rapidly resulting in >
$1Bn revenue potential

Capital Update
RECENT FINANCIAL ACTIVITY
• May 2013 - $6.4MM raise from new stock and warrant issuances and warrant and option exercises
STOCK EXCHANGE LISTING
• Currently trading on the OTCBB:VPIG
• Longer term goal is to trade in a major national US exchange -
  (targeting: NYSE:MKT or NASDAQ)
• Until the Company successfully completes the listing process, which is not imminent, it will continue to trade on the OTCBB.
• No assurances that requirements will be met

The Problem
95% of 5-17 year olds in the US are online
8-18 age group represents over $200Bn in purchasing power annually
In the US alone there are 80 million U18’s, almost none with a credit card
Limited payment options for the youth market, fraud and payment friction are major issues
US teens each annually spend over $3,000 (Harris Poll)

ONEILL
FREE SHIPPING ON ORDERS OVER $100
KIDS ORTEGA SHIRT
$34.00

Virtual Piggy
Username
Password
Log In
Remember Me
CREATE AN ACCOUNT

The Solution: Virtual Piggy
1
2
Parent sets up family wallet
Allocates allowances and determines allowed shops
Teens/tweens are able to shop safely online
Teens and tweens are able to safely shop online under parent’s terms in a COPPA compliant manner

Virtual Piggy
Welcome, James Potter!
SAVINGS
NOTIFICATIONS
$250
WOW!
Almost there!
$80
Transfer to:
WISHLIST
Arbor Skateboard - Red and Black skateboard with Red Wheels
Share

Child Dashboard
My Finances
Spending details
Available spending amount
Saving details
My Updates
Purchase notifications
Parent-approved offers
My Wishlist
Wishlist items
Family members can view and purchase

claire's
claire's
SHOP HERE with Virtual Piggy
Check in to unlock specials, explore what's nearby, and pay with your mobile!
virtualpiggy.com
@virtualpiggy
Carrier
12:00 PM
March
Money In: $20
Money Out: $6.72
Available: $13.28
Home
Savings
Friends
Nearby

Mobile Piggy - Online and Mobile Payments In-Store
Simple and safe mobile shopping with Virtual Piggy
• Paying with Virtual Piggy on a mobile device is simple, safe and quick
• Username and password is all that is required to make a transaction
• All fulfillment information such as shipping address and payment method is communicated between the Virtual Piggy family wallet and the merchant
• No personally identifiable information is given by the youth to the merchant
Making payments in-store using Virtual Piggy
• In-store payments can be made using the Virtual Piggy wallet
• We are working with partners to expand and enhance the online-offline experience for youth
Savings  Friends  Nearby

AT&T 2:12 PM 100%
Fathead Wall Graphics, Cutouts and Weatherpr...
www.fathead.com/
Search
Fathead FOR REAL
1-877-328-8877
AT&T 2:14 PM 100%
JUST IN!
MLB 2013 Tradeables Complete Set
ADD TO CART
Dimensions: 5.5"W x 7.5"H x 1.5"D
Price: $59.99
AT&T 2:14 PM 100%
1-877-328-8877
MENU
Your Shopping Cart
MLB 2013 Tradeables Complete Set
MLB Tradeables
5.5"W x 7.5"H x 1.5"D
1
$59.99
Subtotal: $59.99
Total: $59.99
CONTINUE
AT&T 2:14 PM 100%
1-877-328-8877
MENU
Your Shopping Cart
Virtual Piggy

Mobile Payments
Fathead Mobile
• Merchant has a mobile optimized shopping experience
• Virtual Piggy provides a safe and simple payment
 experience

Gifting Through the Family Network
4:05 PM
4:00 PM
 Grandparents go to
 shop.virtualpiggy.com
and send Michael $50 to
spend in Barnes & Noble
‘Happy Birthday Michael’
Michael receives
message and heads off to
 Barnes & Noble
4:15 PM
Michael goes to Barnes & Noble,
 buys books or games from
 B&N. He passes his iPhone to
 the sales clerk to purchase his
birthday presents from Grandma
and Grandpa

1,500
1,000
500
Revenue Model
Data Programs
Affiliate Programs
Transactions
$1,640
$565
Revenue Streams
Transaction Fee
Currently in place
Merchant Transactions & Gift Cards
Affiliate Marketing
& Retailing
Currently used to leverage
consumer sign-up
Fee paying at 1 million
consumers (6%+)
Targeted offer programs
Data Programs
Unique Proposition
Know what U18s are buying & know
0
$52
$5
1  2.5
$123
5  20  50
Consumers (Millions)
what U18s want
Market Potential
Revenue at 100M consumers ~ $3.5Bn
# of Active Consumers (Millions)
1
2.5
5
20
50
100
Transactions ($Million)
$5
$14
$32
$146
$456
$1,094
Affiliate MKT @ 6% ($Million)
$14
$41
$219
$684
$1,641
Data ($Million)
$25
$50
$200
$500
$1,000
Total Revenue ($Millions)
$5
$52
$123
$565
$1,640
$3,736
Rev as a % of Consumer Spend
2.0%
7.7%
7.7%
7.7%
7.2%
6.8%
Revenue/Consumer
$5
$21
$25
$28
$33
$37
For illustrative purposes only. No assurances can be made that the company will be able to achieve this revenue model.  12

Growth
 Technology Build
 Patents Submission
Platform Certification
 Commercial Launch
Merchant Acquisition
 Consumer Acquisition
Geographic Expansion
Maximize Revenue

Merchant Network

VISA
MasterCard
DISCOVER
PayPal
1
eCommerce Platforms
ebay Magento
125,000 Merchants
ORACLE ATG WEB COMMERCE
100+ Large Merchants
osCommerce
60,000 Merchants
demandware
100 Merchants
2
Payment Processors
CHASE Paymentech
250,000 Merchants
CyberSource
20,000 Merchants
Authorize.Net
350,000 Merchants
PAYVISION
5,000 Merchants
YuuPay
$100 M Transactions Monthly
WorldPay
500,000 Merchants
3
Direct Merchants
90+ Signed Merchants
ty
BIGPOINT
RUSTY
O'NEILL
Fathead
claire's
ARBOR
LAJOLLA GROUP
K'NEX
toddland
ASPCA
WORLD INDUSTRIES
NERD CORPS
mobo
exozet games
EMI
gaia online
zing
Virtual Piggy
4
Gaming Platforms
unity
1,000,000 Developers
Marmalade
70,000 Developers
playspan
2,000,000 Users
gaia online
26,000,000 Users
CARDINAL COMMERCE
117 Merchants
5
Digital Gift Card Channel
inComm
100,000 Merchants
Zappos.com
NFL
Foot Locker
Domino's Pizza
PAPA JOHNS
BARNES & NOBLE
AÉROPOSTALE
NASCAR
SEPHORA

4

abc NEWS

The Washington Post

Ladies' Home Journal

Forbes

Real Big. Fathead

claire's

gaia

ASPCA

Consumer Acquisition
JAN
FEB
MAR
APR
MAY
JUN ...
REACH
COST
76 M
COMPANY MARKETING
Public Relations & Brand Awareness
$250K
CURRENT MERCHANT
300 M
NETWORK
20+ Co-marketing campaigns
to drive consumer acquisition
- Retail
- Gaming
- Charity
$0-2
per user
150 M
ANNUAL GOAL - 1 Million Accounts
Estimated Cost: $1-3 per user + $250K
Average Revenue to Virtual Piggy per user = $5 in 2013, growing to $30+
REFERRAL INCENTIVE
$2-10
per user

Jo Webber
Chairman, Chief Executive Officer & Founder
CEO InnaPhase Inc.
CEO Energy Solutions
Ph.D Quantum Physics
Pradeep Ittycheria
Chief Technology Officer & Co-Founder
Head of Development InnaPhase, Inc. 2002 -2007
VP of Development Energy Solutions
Bachelor’s degree - Computer Science, MBA
Joe Dwyer
Chief Financial Officer
20 yrs software CFO experience
BBA in Accounting - University of Notre Dame
People
Behind the
 Pig

FROST & SULLIVAN
ENTREPRENEURIAL COMPANY OF THE YEAR
2012

FINOVATE EUROPE 2013
BEST OF SHOW

TRUSTe
CERTIFIED PRIVACY

PCI DSS
COMPLIANT

ESRB KIDS
PRIVACY CERTIFIED
CLICK TO PRIVACY STATEMENT

ESRB PRIVACY
CERTIFIED for EU
CLICK TO PRIVACY STATEMENT

Award Winning Technology
Awards
Certificates
Patents Pending
System and Method for
 Virtual Piggy Bank*
 Parent Match*
Parent Playback
System and Method for Verifying
 the Age of an Internet User
Virtual Piggy Bank Having Dashboard
 and Debit Card
Virtual Piggy Having Quick Connect
 System and Method for
Virtual Piggybank Wishlist
*Utility patents awarded in Germany
 Pending in other territories

Competition
“Virtual Piggy is the ONLY service
that delivers a COPPA compliant
 solution for youth purchasing.”
Dr. J. Alison Bryant
Chief Executive Officer
Play Science
Other systems for youth
 purchasing
•  Not COPPA compliant
•  Friction-prone and costly to consumer
•  Teen debit cards
•  Gift Cards
BARRIERS
TO ENTRY
•  Barriers to Entry
•  PCI DSS Level 1 Certification
•  COPPA Compliance
•  Patents Pending
•  Merchant Build Up (>100)